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                                                                   EXHIBIT 10.32

                    COLLATERAL ASSIGNMENT OF PROMISSORY NOTE

        This Collateral Assignment of Promissory Note ("Assignment") is entered into as of the 31st day of January, 2000, by and between BIKERS DREAM, INC. ("Grantor"), a California corporation, and FINOVA MEZZANINE CAPITAL INC. ("Lender"), a Tennessee corporation, formerly known as Sirrom Capital Corporation.

                               W I T N E S S E T H

        WHEREAS, Lender has previously made a term loan to Grantor and Ultra Motorcycle Company ("UMC"), a Nevada corporation, formerly known as Ultra Acquisition Company, (Grantor and UMC are hereinafter referred to collectively as the "Borrowers") in the original principal amount of Four Million Five Hundred Thousand and No/100ths Dollars ($4,500,000.00) on the terms and conditions set forth in that certain Loan Agreement dated June 22, 1998, by and between Lender and Grantor (the "Loan") (the Loan Agreement as now or hereafter amended, is hereinafter referred to as the "Loan Agreement");

        WHEREAS, Lender has agreed to amend the Loan Agreement on certain terms and conditions; and

        WHEREAS, one condition to Lender's agreement is that Lender must be provided a first priority perfected collateral assignment of a certain promissory note owned by Grantor;

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

        1. Definition of Secured Indebtedness. As used herein, "Secured Indebtedness" shall mean the obligations of Grantor to Lender under this Assignment and all present and future debts and other obligations of Borrowers to Lender, whether arising by contract, tort, guaranty, overdraft, or otherwise; whether or not the advances or events creating such debts or other obligations are presently foreseen; whether such obligations were originally payable to Lender or are acquired by Lender from another person or entity; and regardless of the class of the debts or other obligations, be they otherwise secured or unsecured. Without limiting the foregoing, the Secured Indebtedness includes the "Loan" as defined in that the Loan Agreement.

        2. Security Interest; Assignment. To secure the payment of the Secured Indebtedness, Grantor hereby assigns to Lender and grants Lender a security interest in that promissory note dated January 31, 2000, made by V-Twin Holdings, Inc. ("Obligor"), a District of Columbia, formerly known as V-Twin Acquisitions, Inc., in the original principal amount of $1,000,000.00 payable to Grantor (the "Collateral Note"), together with all proceeds thereof.



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        3. Negotiation of Collateral Note; Perfection. Grantor shall negotiate the Collateral Note to Lender by endorsing the Collateral Note to the order of Lender (without restriction or qualification) and delivering the Collateral Note to Lender. Lender shall retain possession of the Collateral Note to perfect its security interest therein.

        4. Warranties. Grantor warrants and represents to Lender the following:

                (a) Sole Instrument. The Collateral Note is the only instrument evidencing the indebtedness described therein.

                (b) Ownership of Collateral. Grantor is the lawful holder and owner of the Collateral Note.

                (c) Binding Agreement. The Collateral Note is valid, binding and enforceable according to its terms.

                (d) No Other Assignment. The Collateral Note is not subject to any assignment, lien or other encumbrance or claim except for the security interest provided for herein.

                (e) No Default. No default presently exists under the Collateral Note and no condition presently exists which, with the giving of notice, the passage of time, or both, will cause such a default.

                (f) Valid Assignment. This Assignment grants Lender a valid first priority assignment of the Collateral Note.

        5. Covenants. Grantor covenants with Lender as follows:

                (a) Notice of Default. Grantor shall immediately notify Lender if a default occurs under the Collateral Note.

                (b) No Amendment or Waiver. Grantor shall not purport to modify or waive any terms of the Collateral Note without the prior written approval of Lender.

                (c) Notices. Grantor shall promptly convey to Lender any notice received by Grantor concerning the Collateral Note.

                (d) No Further Encumbrances. Grantor shall not sell, assign, or grant or allow any other security interest to attach to the Collateral Note.

        6. Collection Rights of Lender. Concurrently with the execution hereof, Grantor and Lender shall direct Obligor to send all payments made under the Collateral Note and



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to send all notices pertaining to the Collateral Note directly and exclusively to Lender at such address as Lender may specify. All payments received by Lender respecting the Collateral Note shall be applied as principal prepayments on the Secured Indebtedness. Any such prepayment shall be applied to the final principal installment due under the Secured Indebtedness and shall not defer or reduce any other scheduled payments. Promptly following the payment in full of the Secured Indebtedness, Lender shall return the Collateral Note to Grantor and shall notify Obligor that any future payments thereunder should be made at the direction of Grantor.

        7. No Burdensome Agreements. Grantor warrants that it is not party to any contract or agreement and is not subject to any contingent liability that does or may impair its ability to perform under the terms of this Assignment. Grantor further warrants that the execution and performance of this Assignment will not cause a default, acceleration or other event under any other contract or agreement to which Grantor or any property of Grantor is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of its property except in favor of Lender.

        8. Legal and Binding Agreement. Grantor warrants that the execution and performance of this Assignment will not violate any judicial or administrative order or governmental law or regulation, and that this Assignment is valid, binding and enforceable in every respect according to its terms.

        9. No Consent Required. Grantor warrants that its execution, delivery and performance of this Assignment do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

        10. No Default. Grantor warrants that, as of the execution of this Assignment, no default exists hereunder and no condition exists which, with the giving of notice, the passing of time, or both, would constitute such a default.

        11. Default Defined. The occurrence of any one or more of the following events shall constitute a default under this Assignment:

                (a) Monetary Default. The failure of Borrowers to timely pay any amount due Lender under the Secured Indebtedness or under any other obligation to Lender.

                (b) Breach of Covenant. The failure of Borrowers to perform or observe any obligation or covenant made with respect to the Secured Indebtedness.

                (c) Breach of Warranty. Lender's discovery that any representation or warranty in connection with this Assignment or the Secured Indebtedness is materially false.



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                (d) Default Under Other Document. The occurrence of a default under the terms of the Loan Agreement or any other document evidencing, securing, or otherwise pertaining to the Secured Indebtedness.

                (e) Collateral Note Default. The occurrence of a default under the Collateral Note.

        12. Remedies Upon Default. Upon default, Lender may pursue any or all of the following remedies without notice to Grantor except as required below:

                (a) Rights of Holder. Lender may exercise any or all rights of the holder of the Collateral Note. Without limiting the foregoing, Lender may initiate any administrative or judicial proceeding that it may deem necessary in the course of enforcing any rights under the Collateral Note. Any administrative or judicial action or other action taken by Lender pursuant to the Collateral Note may be taken by Lender in its own name or in Grantor's name. Lender may enter into any amendment or extension of the Collateral Note and may grant any indulgences with respect thereto that Lender may deem appropriate in the course of exercising its rights under the Collateral Note. Grantor hereby appoints Lender as its attorney-in-fact to take any action authorized by this Assignment upon default. Grantor acknowledges that this power of attorney is coupled with an interest and is irrevocable.

                (b) Sale of Collateral Note. Lender may sell the Collateral Note pursuant to Lender's rights under the Uniform Commercial Code. Any such sale may be either public or private. If public, the sale may be postponed by announcement at the scheduled time and place and adjourned to another time or place, or both. It is agreed that five (5) days' notice of any sale is commercially reasonable notice thereof. Any public sale may be adjourned to a different time, place, or both by announcement at the advertised time and place of sale, without further publication. Any advertised sale may be canceled in Lender's discretion, either before or after the opening of bidding. Lender shall transfer the Collateral Note to any purchaser thereof by endorsing the Collateral Note to the purchaser's order, without warranty or recourse on the part of Lender.

                (c) Setoff. Lender may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and which belong to Grantor or any other person or entity liable for the payments of any or all of the Secured Indebtedness.

                (d) Other Remedies. Lender may pursue any other remedies available under any other document evidencing or securing the Secured Indebtedness or otherwise available to Lender at law or equity.

                (e) Application of Proceeds. All amounts received by Lender for Grantor's account by exercise of its remedies hereunder shall be applied as follows: First, to the



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payment of all expenses incurred by Lender in exercising its rights hereunder, including reasonable attorney's fees, and any other expenses due Lender from Grantor; Second, to the payment of all interest included in the Secured Indebtedness, in such order as Lender may elect; Third, to the payment of all principal included in the Secured Indebtedness, in such order as Lender may elect; and Fourth, surplus to Grantor.

        13. Return of Collateral Note. The Collateral Note shall be returned to Grantor when (i) Lender acknowledges in writing the payment of the Secured Indebtedness and (ii) Lender has no further obligation to extend credit to be included in the Secured Indebtedness. The return of the Collateral Note shall be without recourse against Lender and shall be effected without any representation or warranty on Lender's part, notwithstanding any provision of the Uniform Commercial Code or other law that might otherwise imply or require representations or warranties as to title or other matters.

        14. Indulgence Not Waiver. Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Assignment shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Assignment.

        15. Cumulative Remedies. The remedies provided Lender in this Assignment are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

        16. Amendment and Waiver in Writing. No provision of this Assignment can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

        17. Assignment. This Assignment shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Grantor and Lender, except that Grantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Grantor without the required prior consent shall be void.

        18. Entire Agreement. This Assignment and the other written agreements between Grantor and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. Provided, if there is a conflict between this Assignment and any other document executed contemporaneously herewith with respect to the Secured Indebtedness, the provision most favorable to Lender shall control.

        19. Severability. Should any provision of this Assignment be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.



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        20. Time of Essence. Time is of the essence of this Assignment, and all dates and time periods specified herein shall be strictly observed, except that Lender may permit specific deviations therefrom by its written consent.

        21. Applicable Law. The validity, construction and enforcement of this Assignment and all other documents executed with respect to the Secured Indebtedness shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state, in which state this Assignment has been executed and delivered. 22.ab Gender and Number. Words used herein indicating gender or number shall be read as context may require.

        23. Captions Not Controlling. Captions and headings have been included in this Assignment for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

        Executed as of the date first written above.

                                            THE UNDERSIGNED ACKNOWLEDGE A
                                            THOROUGH UNDERSTANDING OF THE
                                            TERMS OF THIS ASSIGNMENT AND
                                            AGREE TO BE BOUND THEREBY:

                                            FINOVA MEZZANINE CAPITAL INC.

                                            By: /s/ Lonald J. Barrickman
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            BIKERS DREAM, INC.

                                            By: /s/ H. Rosenman
                                               ---------------------------------
                                            Title: CEO
                                                  ------------------------------



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                                January __, 2000




V-Twin Holdings, Inc.

---------------------
---------------------
Attn:
     ----------------

                Re: Notice of Assignment of Promissory Note

Dear Sir or Madam:

                As you know, V-Twin Holdings, Inc. is the Maker of a Promissory Note dated January 31, 2000, in the original principal amount of $1,000,000.00, payable to Bikers Dream, Inc. (the "Note").

                Please be advised that the Note has been negotiated to FINOVA Mezzanine Capital Inc. ("FMC") as collateral for certain obligations.

                We hereby direct you to send all payments under the Note directly to FMC unless and until it notifies you in writing that its security interest has been satisfied. FMC's address is 500 Church Street, Suite 200, Nashville, Tennessee 37219, attn: Ellen Hackett.

                No provision of the Note may hereafter be amended or waived without FMC's written consent. A complete copy of the Note is attached hereto as Exhibit A.



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                Please contact Ellen Hackett of FMC at (615) 252-4501 if you have any questions regarding this notice. We would appreciate your acknowledging this letter as indicated below.

                                            Very truly yours,

                                            FINOVA MEZZANINE CAPITAL INC.

                                            By: /s/ Lonald J. Barrickman
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            BIKERS DREAM, INC.


                                            By: /s/ H. Rosenman
                                               ---------------------------------
                                            Title:  CEO
                                                  ------------------------------



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                                 ACKNOWLEDGMENT

                The undersigned acknowledges receipt of a copy of this letter, acknowledges that Exhibit A hereto is a complete copy of the Note, and agrees to remit all future payments directly to FINOVA Mezzanine Capital Inc. as provided above.

                Dated as of January 31st, 2000.

                                            V-TWIN HOLDINGS, INC.

                                            By: /s/ Richard Paone
                                               ---------------------------------
                                            Title: President
                                                  ------------------------------